The Advisors’ Inner Circle Fund III

FS Multi-Strategy Alternatives Fund

FS Chiron Real Asset Fund

FS Managed Futures Fund

(each, a “Fund” and together, the “Funds”)

Supplement Dated May 18, 2023

to the Funds’ Prospectus,

dated May 1, 2023, as supplemented

This supplement provides new and additional information beyond that contained in the Prospectus, and should be read in conjunction with the Prospectus.

On or around July 1, 2023, (the “Effective Date”), the Funds will implement certain changes relating to the rights of accumulation available to shareholders of Class A shares. Accordingly, as of the Effective Date, the Prospectus is hereby amended and supplemented as follows:

1. In the “Purchasing, Selling and Exchanging Fund Shares” section of the Prospectus, the first paragraph under the “How to Exchange Fund Shares” heading is deleted and replaced with the following:

At no charge, you may exchange Class A shares or Class I shares of one Fund for Class A shares or Class I shares, respectively, of another Fund by writing to or calling the Funds. You may also exchange Class A shares or Class I shares of one Fund for Class A shares or Class I shares, respectively, of the FS Chiron Capital Allocation Fund and FS Chiron SMid Opportunities Fund (together with the Funds, the “FS Chiron Funds” and each, a “FS Chiron Fund”), which are also series of the Trust and are managed by an affiliate of FS Fund Advisor, LLC, the shares of which are offered in a separate prospectus. Exchanges are subject to the minimum investment requirements and the fees and expenses of the fund that you exchange into.

2. In the “Purchasing, Selling and Exchanging Fund Shares — Sales Charges” section of the Prospectus, the fourth, fifth and sixth sentences of the paragraph immediately following the table under the “Front-End Sales Charges — Class A Shares” heading are deleted and replaced with the following:

This information could be used to aggregate, for example, holdings in personal or retirement accounts, FS Chiron Fund shares owned by your family members, and holdings in accounts at other brokers or financial intermediaries. The Funds or your financial intermediary may request documentation from you in order to verify your eligibility for a breakpoint discount. This information may include account statements and records regarding FS Chiron Fund shares held at all financial intermediaries by you and members of your family.

3. In the “Purchasing, Selling and Exchanging Fund Shares — Sales Charges” section of the Prospectus, the paragraph under the heading “Rights of Accumulation” is deleted and replaced with the following:

In calculating the applicable sales charge rate, this right allows you to add the aggregate value of the Class A shares and, as applicable, Class C shares of a FS Chiron Fund you already own and Class A shares and, as applicable, Class C shares of a FS Chiron Fund held in accounts identified under “Aggregating Accounts” below to the amount that you are currently purchasing. To calculate the aggregate value of your FS Chiron Fund accounts, the Fund will use the current value as of the day prior to your investment. In order to obtain such discount, you must provide sufficient information to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Aggregating Accounts

To take advantage of lower Class A Shares initial sales charges through the exercise of right of accumulation, the following persons may qualify to aggregate accounts:

•	an individual;

•	an individual and his or her spouse within the same household or custodial accounts for your minor children under the age of 21; and

•	any individuals sharing the same social security or tax identification number.

To receive a reduced sales charge under rights of accumulation, you must notify your financial intermediary of any eligible accounts that you, your spouse and your children under age 21 have at the time of your purchase.

The above information on the sales charges for Class A shares is available free of charge, through the Funds’ website at https://fsinvestments.com/investments/mutual-fund-reports, which provides links to the Prospectus and Statement of Additional Information containing the relevant information.

4. In the “Purchasing, Selling and Exchanging Fund Shares — Sales Charges” section of the Prospectus, the paragraph under the heading “Combined Purchase/Quantity Discount Privilege” is deleted and replaced with the following:

When calculating the applicable sales charge rate, a Fund will combine same-day purchases of Class A shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to Class A shares you purchase with a Letter of Intent.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CHI-SK-036-0100

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